                                                                  EXHIBIT 10.1.1


        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                       NONSTATUTORY STOCK OPTION AGREEMENT

        This Stock Option Agreement is made and entered into this day of _____, pursuant to the WebSideStory 1998 Stock Option Plan (the "Plan"). Any terms not defined in this Agreement will have the meanings given to them in the Plan. The Committee administering the Plan has decided to make the following grant of a nonstatutory stock option ("Stock Option") to purchase shares of the common stock of the Corporation to (the "Optionee"), on the terms and conditions set forth below to which Optionee accepts and agrees:

        1. Stock Options Granted:


            Number of Shares Subject to Option   _______________
            Date of Grant                        _______________
            Vesting Commencement Date            January 1, 1999
            Exercise Price Per Share                       $1.00
            Expiration Date                      January 1, 2009


        2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 (the "Shares"). The Stock Option will expire, and all rights to exercise it will terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted pursuant to this Agreement will be adjusted as provided in the Plan. This Stock Option is intended by the Corporation and the Optionee to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Optionee and is not subject to Section 7 of the Plan.

        3. This Stock Option will be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference and will be exercised by Optionee delivering to the Corporation a fully executed copy of the attached Notice of Exercise/Stock Purchase Agreement and the Purchase Price. Optionee acknowledges having received and read a copy of the Plan. All shares of the Corporation's common stock issued pursuant to the exercise of


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this Stock Option will be subject to the Corporation's Right of Repurchase and
Right of First Refusal as set forth in Sections 11 and 12 of the Plan.

        4. Optionee will have the right to exercise the Stock Option in accordance with the following schedule:

               (a) The Stock Option may not be exercised in whole or in part at any time prior to the first anniversary of the Vesting Commencement Date.

               (b) Optionee may exercise the Stock Option as to one third of the Shares on or after the first anniversary of the Vesting Commencement Date.

               (c) Optionee may exercise the Stock Option as to an additional 1/12th of the Shares at the end of each of the full calendar quarter commencing with the 5th full calendar quarter following the Vesting Commencement Date.

               (d) The right to exercise the Stock Option will be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

        5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

        6. The Stock Option will not become exercisable unless and until the shares exercisable under the Stock Option have been qualified under the California Corporate Securities Law of 1968 pursuant to a permit application filed with the California Department of Corporations or unless the exercise is otherwise exempt from the qualification requirements of such law. The Stock Option is conditioned on the Optionee's representation, which Optionee hereby confirms as of the date of this Agreement and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option, that:

               (a) Optionee understands that both this Stock Option and any shares purchased upon its exercise are securities, the issuance of which require compliance with state and federal securities laws;

               (b) Optionee understands that neither the Options nor the Shares have been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends on Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Stock Option is not transferable) and that certain restrictions may exist on


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
transfer of the shares issued upon exercise of the Stock Option;

               (c) Optionee understands that the Shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such Shares; that no certainty exists that a U.S. public market for the Shares will exist, and that otherwise Optionee may have to sell the Shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

               (d) The Corporation will not be under any obligation to issue any Shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

                      (i) it and Optionee have taken all actions required to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                      (ii) any applicable listing requirement of any stock exchange on which such Shares are listed has been satisfied; and

                      (iii) all other applicable provisions of state and federal law have been satisfied.

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
IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                               WEBSIDESTORY, INC.


                                       By:
-------------------------------           ----------------------------
         (signature)                             (signature)


                                       Its:
-------------------------------             ---------------------------
    (Type or Print Name)


Address:
         ----------------------

         ----------------------

         ----------------------


                         [SIGNATURE PAGE TO WEBSIDESTORY
                      NONSTATUTORY STOCK OPTION AGREEMENT]


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
                                  WEBSIDESTORY
                 NOTICE OF EXERCISE AND STOCK PURCHASE AGREEMENT

                                 (NONSTATUTORY)

THIS NOTICE OF EXERCISE AND STOCK PURCHASE AGREEMENT (the "Stock Purchase Agreement") is delivered pursuant to a Non-Statutory Stock Option Agreement (the "Option Agreement") dated ______________, 19__, between WebSideStory, Inc., a California corporation (the "Corporation"), and the undersigned ("Purchaser"). The capitalized terms used in this Stock Purchase Agreement and not otherwise defined have the meanings specified for such terms in the Corporation's 1998 Stock Option Plan (the "Plan").

        1. Notice of Exercise. Purchaser has a Nonstatutory Option (the "Option") to acquire shares of Common Stock, pursuant to the Option Agreement. Purchaser hereby elects to purchase the number of shares of Common Stock set forth opposite the undersigned's name below, at the exercise price per share specified in the Option Agreement, for an aggregate purchase price in an amount equal to the amount set forth opposite the undersigned's name below, and hereby so notifies the Corporation. Purchaser understands that the Option may only be exercised to the extent the Option is exercisable in accordance with Section 4 of the Option Agreement, and acknowledges that this exercise is subject to the limitations and conditions on exercise set forth in the Option Agreement and in the Plan.

        2. Purchase and Sale. Subject to the terms and conditions set forth in this Purchase Agreement, the Option Agreement, and the Plan, the Corporation hereby sells to Purchaser and Purchaser hereby acquires from the Corporation the number of shares set forth opposite the undersigned's name below (the "Purchased Shares") of the Common Stock represented by the Option, at the exercise price per share specified in the Option Agreement, for an aggregate purchase price in an amount equal to the amount set forth opposite the undersigned's name below. Purchaser hereby delivers to the Corporation cash, a check or such other consideration permitted under the Plan in the amount of such purchase price and the amount of the estimated withholding taxes which apply to the exercise. The number of Shares that may be acquired pursuant to the Option is reduced by the number of Purchased Shares hereby purchased and sold.

        3. Representations and Warranties of Purchaser. In connection with its purchase of the Purchased Shares, Purchaser hereby represents, acknowledges, and warrants to the Corporation as follows:

               (a) VESTING OF SHARES PURSUANT TO SECTION 4 OF THE OPTION AGREEMENT IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR AS A CONSULTANT OF THE CORPORATION AT THE WILL OF THE CORPORATION (NOT THROUGH THE ACT OF BEING HIRED, ENGAGED, BEING GRANTED AN OPTION, OR BEING SOLD SHARES HEREUNDER). THIS STOCK PURCHASE AGREEMENT, THE TRANSACTIONS CONTEMPLATED UNDER IT AND THE VESTING SCHEDULE SET


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
FORTH IN THE OPTION AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

               (b) Purchaser acknowledges receipt of a copy of the Plan, which is attached to the Option Agreement, and represents that Purchaser has reviewed the Plan, the Option Agreement and this Purchase Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Purchase Agreement, fully understands all provisions of this Purchase Agreement, the Option Agreement, and the Plan.

               (c) Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee, if one has been appointed by the Board, regarding any questions arising under the Plan.

        4. Entire Agreement. This Agreement, together with the Plan and the Option Agreement, constitutes the entire agreement among the parties relating to the subject matter of this Agreement.


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
IN WITNESS WHEREOF, this Stock Purchase Agreement is entered into and effective as of the date first set forth above.

PURCHASER                            WebSideStory, Inc.


By:                                  By:
   -------------------------------      ------------------------------------
No. of Shares:                       Name:
              --------------------        ----------------------------------
Total Purchase Price:                Title:
                     -------------         ---------------------------------
Print Name:
           -----------------------   Date of Acceptance:
Address:                                                --------------------
        --------------------------

        --------------------------

Soc. Sec. No.
             ---------------------


               [SIGNATURE PAGE TO WEBSIDESTORY NONSTATUTORY OPTION
                NOTICE OF EXERCISE AND STOCK PURCHASE AGREEMENT]


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
                                CONSENT OF SPOUSE


The undersigned spouse of Purchaser has read and hereby approves the Option Agreement and the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting my spouse the right to purchase the shares of the Corporation's Common Stock as set forth in the Option Agreement and the Stock Purchase Agreement, the undersigned hereby agrees to be irrevocably bound by the Option Agreement and the Stock Purchase Agreement and further agrees that any community property interest will be similarly bound by the Option Agreement and the Stock Purchase Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Option Agreement and the Stock Purchase Agreement.



                                              ------------------------------
                                              Spouse of Purchaser


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